Provisions (non-current and current)	12 Months Ended
Dec. 31, 2020
Provisions [Abstract]
Provisions (non-current and current)
23	Provisions (non-current and current)

Provisions as at December 31, 2020 and 2019 consist of the following:

	31/12/20	31/12/19
Provision for legal claims	12,865	10,469
Provision for tax claims	360	641
Provision for warranties	3,745	4,489
Termination indemnities for sales agents	1,049	1,197
Other provisions	—	659
Total provisions	18,019	17,455
Less current portion	(3,745)	(4,489)
Non-current portion	14,274	12,966

The provision for legal claims includes the amounts accrued by the Group for the probable contingent liability related to legal procedures initiated by several third parties as result of past events.

The provision for tax claims refers to the amounts accrued by the Group for the probable liability that will be paid to settle some tax claims.

The provision for warranties includes the estimated liabilities for the Group’s obligation to repair or replace faulty products under the assurance warranty terms (see notes 4(r) and 4(t)). The warranty claims for the finished products sold are estimated based on past experience of the level of repairs, faulty products and disputes with customers. The Company expects that these costs will be incurred mainly in the next financial year. Significant assumptions used to calculate the provision for such assurance type warranty are the warranty period for all products sold, current sales levels and historical information available about repairs, faulty products and dispute with customers.

The termination indemnities for sales agents refer to termination indemnities, provided for by Italian law, due to the Group’s agents upon termination of their agreement with the Company or relevant subsidiary.

The item “Other provisions” is mainly composed of the provision associated with the restructuring of part of the Italian upholstered furniture plant and headquarters. Estimated restructuring costs provided for in such provision mainly include employees’ one-time termination benefits and are based on a detailed plan agreed between management and employee representatives.

Changes in the above provisions for the years ended December 31, 2020 and 2019 are analysed as follows:

	Provision for legal claims	Provision for tax claims	Provision for warranties	Termination indemnities for sales agents	Other Provisions	Total
Balance as at December 31, 2018	10,926	1,098	4,476	1,141	1,337	18,978
Provisions made during the year	1,941	267	2,370	115	3,905	8,598
Provisions used during the year	(2,066)	(724)	(2,357)	(59)	(4,583)	(9,789)
Provisions reversed during the year	(332)	—	—	—	—	(332)
Balance as at December 31, 2019	10,469	641	4,489	1,197	659	17,455
Provisions made during the year	5,403	103	969	—	—	6,475
Provisions used during the year	(2,907)	(384)	(1,713)	(148)	(659)	(5,811)
Provisions reversed during the year	(100)	—	—	—	—	(100)
Balance as at December 31, 2020	12,865	360	3,745	1,049	—	18,019

As at December 31, 2020, the provision for legal claims refers for 12,263 (9,804 as at December 31, 2019) to the probable contingent legal liability related to legal procedures initiated by 154 workers against the Company for the misapplication of the social security procedure “CIGS—Cassa Integrazione Guadagni Straordinaria”. According to the “CIGS” procedure, the Company pays a reduced salary to the worker for a certain period of time based on formal agreements signed with the Trade Unions and other Public Social parties. In particular, these 154 workers are claiming in the legal procedures that the Company applied the “CIGS” during the period from 2004 to 2016 without foreseeing any time rotation. In May 2017, the Company received from the Italian Supreme Court of Justice (“Corte di Cassazione”) an adverse verdict for the above litigation related only to two workers. Based on this unfavorable verdict, the Company, with the support of its legal counsel, has assessed that the liability for legal procedures initiated by all the 154 workers is 12,263.